                                POWER OF ATTORNEY

I, the undersigned, hereby severally constitute and appoint J. Kendall Huber, Joseph W. MacDougall, Jr., and Sheila B. St. Hilaire, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for me, and in my name and in any and all capacities, any and all Registration Statements and all amendments thereto, including post-effective amendments, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness my hand on the date set forth below.

SIGNATURE                       TITLE                                     DATE
---------                       -----                                     ----

/s/ Mark A. Hug                 Director and Vice President            11/7/2001
---------------------                                                  ---------
Mark A. Hug

                                POWER OF ATTORNEY

We, the undersigned, hereby severally constitute and appoint Richard M. Reilly,
J. Kendall Huber, Joseph W. MacDougall, Jr., and Sheila B. St. Hilaire, and each of them singly, our true and lawful attorneys, with full power to them and each of them, to sign for us, and in our names and in any and all capacities, any and all Registration Statements and all amendments thereto, including post-effective amendments, with respect to the Separate Accounts supporting variable life and variable annuity contracts issued by Allmerica Financial Life Insurance and Annuity Company, and to file the same with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, and with any other regulatory agency or state authority that may so require, granting unto said attorneys and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys or any of them may lawfully do or cause to be done by virtue hereof. Witness our hands on the date set forth below.


SIGNATURE                                  TITLE                                                   DATE
---------                                  -----                                                   ----

/s/ John F. O'Brien                        Director and Chairman of the Board                      5/21/2001
------------------------------------                                                               ---------
John F. O'Brien

/s/ Bruce C. Anderson                      Director and Vice President                             5/21/2001
------------------------------------                                                               ---------
Bruce C. Anderson

/s/ Mark R. Colborn                        Director and Vice President                             5/21/2001
------------------------------------                                                               ---------
Mark R. Colborn

/s/ John P. Kavanaugh                      Director, Vice President and                            5/21/2001
------------------------------------       Chief Investment Officer                                ---------
John P. Kavanaugh

/s/ J. Kendall Huber                       Director, Vice President and                            5/21/2001
------------------------------------       General Counsel                                         ---------
J. Kendall Huber

/s/ Edward J. Parry, III                   Director, Vice President and Chief Financial            5/21/2001
------------------------------------       Officer                                                 ---------
Edward J. Parry, III

/s/ Richard M. Reilly                      Director, President and                                 5/21/2001
------------------------------------       Chief Executive Officer                                 ---------
Richard M. Reilly

/s/ Robert P. Restrepo, Jr.                Director                                                5/21/2001
------------------------------------                                                               ---------
Robert P. Restrepo, Jr.

/s/ Eric A. Simonsen                       Director and Vice President                             5/21/2001
------------------------------------                                                               ---------
Eric A. Simonsen

/s/ Gregory D. Tranter                     Director, Vice President and Chief Information          5/21/2001
------------------------------------       Officer                                                 ---------
Gregory D. Tranter